Exhibit 16

                               Power of Attorney



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                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the Phoenix Adviser Trust, hereby constitute and appoint George R. Aylward, Tracy L. Rich and Kevin J. Carr, or any of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, on any or all Registration Statements, amendments thereto, including without limitation a Registration Statement on Form N-14, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the merger of Phoenix Insight International Fund into the Phoenix Foreign Opportunities Fund and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         IN WITNESS WHEREOF, this 18th day of December, 2006.

   /s/ E. Virgil Conway                           /s/ Harry Dalzell-Payne
   --------------------                           -----------------------
   E. Virgil Conway, Trustee                      Harry Dalzell-Payne, Trustee


                                                  /s/ Francis E. Jeffries
   ------------------------------------           -----------------------
   George R. Aylward, Trustee                     Francis E. Jeffries, Trustee


   /s/ Dr. Leroy Keith, Jr.                       /s/ Marilyn E. LaMarche
   ------------------------                       -----------------------
   Dr. Leroy Keith, Jr., Trustee                  Marilyn E. LaMarche, Trustee


   /s/ Philip R. Mc Loughlin                      /s/ Geraldine M. McNamara
   -------------------------                      -------------------------
   Philip R. McLoughlin, Trustee                  Geraldine M. McNamara, Trustee


   /s/ James M. Oates
   ------------------                             ----------------------------
   James M. Oates, Trustee                        Richard E. Segerson, Trustee


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   Ferdinand L.J. Verdonck, Trustee